POWER OF ATTORNEY

       Know all by these presents, that the undersigned hereby constitutes and appoints each of John
Moriarty,  Mike  Ouimette  and  Sally  A. Kay,  signing  individually,  the undersigned's true  and  lawful
attorneys-in fact and agents to:

       (1)  execute  for  and on  behalf of the undersigned,  in the undersigned's capacity  as an
officer, director or beneficial owner of more than 10% of a registered class of securities of Portola
Pharmaceuticals,  Inc. (the "Company"), Forms 3, 4 and 5 (including any amendments  thereto) in
accordance   with  Section   16(a)  of  the  Securities  Exchange  Act  of
1934,  as  amended  (the
"Exchange Act") and the rules thereunder and a Form ID, Uniform Application for
Access Codes
to File on EDGAR;

       (2) do and  perform any and all acts for and on behalf of the undersigned that may be
necessary or desirable  to execute such Forms 3, 4 or 5 or Form ID (including any amendments
thereto) and timely file such forms with the United States Securities and
Exchange Commission
and any stock exchange or similar authority; and

       (3)  take  any  other  action  of  any  nature  whatsoever  in connection with  the  foregoing
which, in the opinion of such attorney-in-fact,  may be of benefit, in the best interest of, or legally
required by, the undersigned,  it being understood that the documents executed by such attorney?
in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and
shall contain such terms and conditions as such attorney-in-fact  may approve in such attorney-in?
fact's discretion.

       The undersigned  hereby grants to each such attorney-in-fact  full power and authority  to do and
perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise
of any of the rights and  powers  herein granted, as fully to all  intents and purposes as the  undersigned
might or could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully
do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The
undersigned acknowledges  that the foregoing attorneys-in-fact,  in serving in such capacity at the request
of  the  undersigned,   are  not  assuming,   nor  is  the  Company   assuming,
any  of  the   undersigned's
responsibilities to comply with Section 16 ofthe Exchange Act.

       This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the
undersigned is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of
and transactions  in securities  issued  by the Company,  (b)  revocation  by the  undersigned  in a signed
writing delivered  to the foregoing  attorneys-in-fact  or (c) as to any attorney-in-fact  individually,  until
such attorney-in-fact is no longer employed by the Company or Cooley LLP.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of
August 20, 2018.

/s/ Ernie Meyer

Power of Attorney

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